COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

[GRAPHIC OMITTED]

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                               COHEN & STEERS
                               --------------
                             REALTY INCOME FUND

--------------------------------------------------------------------------------

                             ------------------
                             SEMI-ANNUAL REPORT
                               JUNE 30, 2000

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                     COHEN & STEERS REALTY INCOME FUND, INC.

July 20, 2000

To Our Shareholders:

    We are pleased to submit to you the semi-annual report for Cohen & Steers Realty Income Fund, Inc. for the quarter and six months ended June 30, 2000. The net asset value per share at that date was $7.04. In addition, a regular quarterly dividend of $0.13 per share was declared for shareholders of record June 23, 2000 and payable on July 14, 2000.

MID-YEAR REVIEW

    For the quarter ended June 30, 2000, Cohen & Steers Realty Income Fund total return, based on income and change in net asset value, was 13.1%. This performance compares to the NAREIT Equity REIT Index* total return of 10.5%. For the six months ended June 30, 2000, the Fund's total return was 14.0% compared to the NAREIT Equity REIT Index total return of 13.2%.

    Stated simply, the first half of this year has been full of encouraging news and positive statistics for REIT investors. The group has made what we believe is a significant bottom and has registered its best absolute and relative returns in years. For example, the second quarter's absolute total return was the best since the third quarter of 1997, and relative to the major stock market averages, REITs turned in their best performance since the first quarter of 1993.

    This turnabout was precipitated by a host of technical and fundamental factors. In our view, it is clear now that REITs were substantially oversold by the end of last year, and therefore due for a bounce. In addition, the volatility and price decline in technology stocks, which had been the market standouts over the past two years, tilted investor sentiment more towards the stability offered by REITs. More important, in our opinion, was that the combination of strong underlying real estate fundamentals and exceptional valuations were just too compelling for investors to ignore any longer. REIT earnings grew at a healthy rate in the first quarter, surprising many Wall Street analysts and reflecting the continued strengthening of most property markets. Whereas most analysts were expecting average cash flow per share growth in the 7% range, the industry recorded average growth in the 9% range. Further, income growth for many companies with properties in the strongest markets actually reaccelerated in the first half of the year, soaring to the low-teens. As these earnings were reported, most realty stocks reacted very favorably.

    In the meantime, construction activity in nearly all property types peaked in the early part of the year and has since begun to decline substantially. Thus, it appears that the rally in REIT shares also reflects expectations for a continuation of what has been an ideal economic and financial market environment for property owners. Assuming that the Federal Reserve is successful in engineering an economic slowdown but with no recession, a so-called "soft landing," we would not expect to see a material rise in construction activity for the foreseeable future. This would enable property markets to continue to enjoy positive supply/demand conditions.

    Our current holdings reflect our favorable view of the Office, Industrial and Hotel sectors. Both the Office markets and the Industrial markets are currently enjoying a "landlord's market" as demand for space is equal to or greater than supply. In this environment we expect rent growth at a rate greater than inflation. The Hotel sector continues to benefit from greater than anticipated demand and a deceleration in construction activity, as well as

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                                       1



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                     COHEN & STEERS REALTY INCOME FUND, INC.

extremely attractive valuation levels. We are also maintaining our position in the Health Care sector. While some of this sector's leaders performed well in the first half, we expect continued improving performance as the senior care industry moves forward in its nascent recovery.

INVESTMENT OUTLOOK

    We believe that one of the strongest determinants of the direction of REIT share prices is the direction of the underlying property values, which in turn influences REIT net asset values (NAVs) per share. When the market expects property values and NAVs to rise, such as they did in the mid 1990's, REIT share prices can rise strongly and even sell at a premium to the then current NAVs. We believe that in the bear market of 1998-99, the reverse took place, whereby the market expected NAVs to decline, due to concerns about deflation and its impact on hard assets, as well as the prospect of increased construction at the tail end of the economic cycle. In short order, REITs began to trade at a meaningful discount from NAV. This expected decline in NAVs, however, never took place. The near-absence of capital in the REIT industry and the capital market discipline imposed on all property market participants effectively attenuated construction and development activity.

    Without capital, nearly all REITs were forced to adopt self-financing business plans and recycle capital through property sales in order to enhance shareholder value. Share buybacks became very common and, naturally, purchases of shares at a discount to NAV increased the NAV of the remaining shares. There continues to be nearly no new common equity financing in the industry. In the meantime, real estate fundamentals at the property level have remained very strong. The growing economy has caused the demand for space to exceed supply in many markets, and this has resulted in higher occupancy levels and stronger rent growth than nearly anyone could have imagined.

    Consequently, we believe that NAVs are on the rise once again. Current and prospective NAV growth is coming from several sources. If one assumes that the capitalization rates (earnings yield) for most property types remain unchanged, then property values should rise in line with operating income growth. Since we expect industry-wide growth in operating income of 6% this year, this would imply a commensurate growth in property values. Further, because most REITs employ fixed-rate debt financing, the growth in earnings and NAV per share is magnified. In addition, because of the inflation that has been experienced in land, materials and labor costs for the real estate industry, the replacement values for many properties are rising. If one adds to this the fact that many REITs own properties in prime locations that cannot be duplicated, it is easy to see the potential for continued value creation.

    One further factor that we would expect to have a material impact on REIT share valuations is dividend yield. If the Federal Reserve is successful in slowing the growth of the economy, we would expect this ultimately to lead to a leveling off or even a reduction in long-term interest rates, as well as the yields on U.S. Treasury and high-grade corporate bonds. At the same time, investor sentiment for higher yielding or "junk" bonds has turned negative as the performance in this sector has deteriorated over the past few years. We believe this could be beneficial overall for REITs, as yield-oriented investors look for other income producing alternatives. Moreover, since the percentage of cash flow that the average REIT is paying out to investors is at a historically low level, under our forecast REITs generally should continue to be able to maintain significant dividend income returns.

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                                       2



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                     COHEN & STEERS REALTY INCOME FUND, INC.

    Ironically, in what we consider to be a positive sign, the flow of money into real estate mutual funds has been remarkably low this year; less than $400 million flowed into the funds, whose total assets are about $8 billion. While this is a reversal of the outflows experienced last year, it is well below the levels experienced in the prior bull market. Considering the extraordinary relative performance of the sector and the velocity at which capital flows in this day and age, we would have expected a much higher level of investor attention. The reason we find this encouraging is that this "quiet recovery", in our view is typical of what many sectors experience at the beginning of a reversal and this may indicate that we are still in the early phases of this upturn.

    Nonetheless, the question most asked of us lately is "is it too late to invest in REITs?" While their strong absolute and relative performance clearly places REITs in a somewhat less undervalued position than they were six months ago, we believe the growth in earnings and asset values so far this year justifies much of their price appreciation. In addition, even after this price increase, relative to stocks, bonds and their own underlying asset values, we believe that REITs remain solidly undervalued. Thus, we remain optimistic about the future of REITs and will continue to seek attractive returns for our investors.

Sincerely,

             Martin Cohen               Robert H. Steers
             MARTIN COHEN               ROBERT H. STEERS
             President                  Chairman

                              Steven R. Brown
                              STEVEN R. BROWN
                              Portfolio Manager


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    Cohen & Steers is now online at www.cohenandsteers.com.
    Visit our website for daily NAVs, portfolio information,
    performance information, recent news articles, literature
    and insights on the REIT market.
--------------------------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       3



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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)

                                                            NUMBER              VALUE
                                                           OF SHARES          (NOTE 1)
                                                           ---------         -----------
EQUITIES                                    97.12%
  COMMON STOCK                              81.68%
    APARTMENT/RESIDENTIAL                   13.17%
         Apartment Investment & Management
            Co. -- Class A........................            7,800          $   337,350
         Camden Property Trust....................           17,600              517,000
         Gables Residential Trust.................           14,800              382,025
         Home Properties of New York..............           14,800              444,000
         Summit Properties........................           21,900              459,900
         United Dominion Realty Trust.............           60,300              663,300
                                                                             -----------
                                                                               2,803,575
                                                                             -----------
    HEALTH CARE                             10.85%
         Health Care Property Investors...........           33,600              915,600
         Healthcare Realty Trust..................           26,700              455,569
         Nationwide Health Properties.............           54,400              758,200
        *Ventas...................................           56,700              180,731
                                                                             -----------
                                                                               2,310,100
                                                                             -----------
    HOTEL                                    7.68%
         FelCor Lodging Trust.....................           21,300              394,050
         Host Marriott Corp. .....................           36,100              338,438
         MeriStar Hospitality Corp. ..............           42,900              900,900
                                                                             -----------
                                                                               1,633,388
                                                                             -----------
    INDUSTRIAL                               7.03%
         First Industrial Realty Trust............           23,800              702,100
         Pacific Gulf Properties..................           31,700              794,481
                                                                             -----------
                                                                               1,496,581
                                                                             -----------
    OFFICE                                  22.39%
         Arden Realty Group.......................           29,200              686,200
         Brandywine Realty Trust..................           49,200              940,950
         CarrAmerica Realty Corp. ................           20,000              530,000
         Crescent Real Estate Equities Co. .......           41,700              854,850
         Highwoods Properties.....................           37,300              895,200
         Mack-Cali Realty Corp. ..................           33,400              857,962
                                                                             -----------
                                                                               4,765,162
                                                                             -----------

                See accompanying notes to financial statements.
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                                       4



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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                            NUMBER              VALUE
                                                           OF SHARES          (NOTE 1)
                                                           ---------         -----------
    OFFICE/INDUSTRIAL                        7.73%
         Liberty Property Trust...................           34,800          $   902,625
         Prentiss Properties Trust................            4,000               96,000
         Prime Group Realty Trust.................           23,300              353,869
         Reckson Associates Realty Corp.--Class B.           11,500              292,531
                                                                             -----------
                                                                               1,645,025
                                                                             -----------
    SELF STORAGE                             0.50%
         Storage USA..............................            3,600              106,200
                                                                             -----------

    SHOPPING CENTER                         12.33%
       COMMUNITY CENTER                      4.10%
         Pan Pacific Retail Properties............           16,400              330,050
         Philips International Realty Corp. ......           31,200              542,100
                                                                             -----------
                                                                                 872,150
                                                                             -----------
       REGIONAL MALL                         8.23%
         JP Realty................................           27,800              495,188
         Macerich Co. ............................           23,000              507,437
         Simon Property Group.....................           20,400              452,625
         Taubman Centers..........................           27,000              297,000
                                                                             -----------
                                                                               1,752,250
                                                                             -----------
         TOTAL SHOPPING CENTER....................                             2,624,400
                                                                             -----------
              TOTAL COMMON STOCK (Identified
                cost -- $18,201,381)..............                            17,384,431
                                                                             -----------
PREFERRED STOCK                             15.44%
         Apartment Investment & Management Co.,
            9.00%, Series C.......................           29,000              574,563
         Apartment Investment & Management Co.,
            9.375%, Series G......................           37,600              782,550
         Camden Property Trust, $2.25, Series A
            (Convertible).........................           18,600              449,887
         CarrAmerica Realty Corp., 8.57%,
            Series B..............................           10,000              207,813
         Colonial Properties Trust, 8.75%,
            Series A..............................           17,500              381,719
         Crescent Real Estate, 6.75%, Series A
            (Convertible).........................            4,300               66,650
         Crown American Realty Trust, 11.00%,
            Series A..............................           11,100              419,025
         Health Care Property Investors, 8.75%,
            Series B..............................            3,200               63,400
         Health Care Property Investors, 8.60%,
            Series C..............................            6,300              120,881
         United Dominion Realty Trust, 9.25%,
            Series A..............................            9,600              219,600
                                                                             -----------
              TOTAL PREFERRED STOCK (Identified
                cost -- $3,074,774)...............                             3,286,088
                                                                             -----------
              TOTAL EQUITIES (Identified
                cost -- $21,276,155)..............                            20,670,519
                                                                             -----------

                See accompanying notes to financial statements.
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                                       5



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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                           PRINCIPAL            VALUE
                                                            AMOUNT            (NOTE 1)
                                                           ---------         -----------
CORPORATE BOND                               0.98%
         #Macerich Co. 144A, Convertible, 7.25%,
            due 12/15/02
            (Identified cost -- $199,484).........         $235,000          $   208,269
                                                                             -----------
COMMERCIAL PAPER                             3.21%
         Tampa Electric Co., 6.81%, due 7/5/00
            (Identified cost -- $684,482).........                               684,482
                                                                             -----------
TOTAL INVESTMENTS (Identified
  cost -- $22,160,121)...................  101.31%                            21,563,270
LIABILITIES IN EXCESS OF OTHER ASSETS....  (1.31)%                              (279,493)
                                           -----                             -----------
NET ASSETS (Equivalent to $7.04 per share based on
  3,024,603 shares of capital stock
  outstanding)...........................  100.00%                           $21,283,777
                                           ======                            ===========

-------------------

* Non-income producing security.

# Security is restricted and subject to Rule 144A and trades infrequently. The
  Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.

                See accompanying notes to financial statements.
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                                       6



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                     COHEN & STEERS REALTY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $22,160,121) (Note 1)........................  $21,563,270
    Cash....................................................          612
    Dividends and interest receivable.......................      170,575
    Receivable for investment securities sold...............        1,544
    Other assets............................................        3,892
                                                              -----------
         Total Assets.......................................   21,739,893
                                                              -----------
LIABILITIES:
    Payable for dividends declared..........................      393,198
    Payable to investment adviser...........................       11,435
    Payable to administrator................................        5,475
    Other liabilities.......................................       46,008
                                                              -----------
         Total Liabilities..................................      456,116
                                                              -----------
NET ASSETS applicable to 3,024,603 shares of $0.01 par value common stock outstanding (Note 4).......................  $21,283,777
                                                              ===========
NET ASSET VALUE PER SHARE:
    ($21,283,777[div]3,024,603 shares outstanding)..........  $      7.04
                                                              ===========
MARKET PRICE PER SHARE......................................  $      6.63
                                                              ===========
MARKET PRICE PREMIUM/(DISCOUNT) NET ASSET VALUE.............        (5.82)%
                                                              ===========
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $23,732,610
    Distributions in excess of net investment income........      (46,472)
    Accumulated net realized loss on investments sold.......   (1,805,510)
    Net unrealized depreciation on investments..............     (596,851)
                                                              -----------
                                                              $21,283,777
                                                              ===========

                See accompanying notes to financial statements.
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                                       7



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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $   885,168
    Interest income.........................................       24,330
                                                              -----------
         Total Income.......................................      909,498
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................       62,672
    Reports to shareholders.................................       25,698
    Administration and transfer agent fees (Note 2).........       25,587
    Professional fees.......................................       23,245
    Directors' fees and expenses (Note 2)...................       16,789
    Miscellaneous...........................................       16,389
                                                              -----------
         Total Expenses.....................................      170,380
                                                              -----------
Net Investment Income.......................................      739,118
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................   (1,322,121)
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................    3,268,821
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................    1,946,700
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $ 2,685,818
                                                              ===========

                See accompanying notes to financial statements.
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                                       8



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                     COHEN & STEERS REALTY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE
                                                SIX MONTHS ENDED        FOR THE
                                                 JUNE 30, 2000        YEAR ENDED
                                                  (UNAUDITED)      DECEMBER 31, 1999
                                                ----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income................    $   739,118         $ 1,799,780
         Net realized loss on investments.....     (1,322,121)         (1,344,606)
         Net change in unrealized
            appreciation/(depreciation) on
            investments.......................      3,268,821          (2,044,176)
                                                  -----------         -----------
              Net increase/(decrease) in net
                assets resulting from
                operations....................      2,685,818          (1,589,002)
                                                  -----------         -----------
    Dividends and Distributions to
       Shareholders from (Note 1):
         Net investment income................       (785,590)         (1,478,851)
         Tax return of capital................             --            (441,964)
                                                  -----------         -----------
              Total dividends and
                distributions to
                shareholders..................       (785,590)         (1,920,815)
                                                  -----------         -----------
    Capital Stock Transactions (Note 4):
         Increase in net asset value of shares
            issued to shareholders in
            reinvestment of dividends and
            distributions from net investment
            income and net realized gain on
            investments.......................         82,559             566,758
                                                  -----------         -----------
              Total increase/(decrease) in net
                assets........................      1,982,787          (2,943,059)
                                                  -----------         -----------
    Net Assets:
    Beginning of period.......................     19,300,990          22,244,049
                                                  -----------         -----------
    End of period (including distributions in
       excess of net investment income of
       $46,472 at June 30, 2000)..............    $21,283,777         $19,300,990
                                                  ===========         ===========

                See accompanying notes to financial statements.
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                                       9



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                     COHEN & STEERS REALTY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                FOR THE
                                            SIX MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2000     ------------------------------------------
PER SHARE OPERATING PERFORMANCE:              (UNAUDITED)       1999     1998     1997     1996     1995
--------------------------------            ----------------   ------   ------   ------   ------   ------
Net asset value, beginning of period......       $ 6.41        $ 7.56   $11.08   $10.70   $ 8.59   $ 8.30
                                                 ------        ------   ------   ------   ------   ------
Income from investment operations:
   Net investment income..................         0.24          0.60     0.69     0.69     0.68     0.64
   Net realized and unrealized gain/(loss)
     on investments.......................         0.65         (1.11)   (2.20)    1.65     2.26     0.33
                                                 ------        ------   ------   ------   ------   ------
       Total from investment operations...         0.89         (0.51)   (1.51)    2.34     2.94     0.97
                                                 ------        ------   ------   ------   ------   ------
Less dividends and distributions to
 shareholders from:
   Net investment income..................        (0.26)        (0.49)   (0.41)   (0.68)   (0.68)   (0.40)
   Net realized gain on investments.......           --            --    (1.52)   (1.28)   (0.15)      --
   Tax return of capital..................           --         (0.15)   (0.08)      --       --    (0.28)
                                                 ------        ------   ------   ------   ------   ------
       Total dividends and distributions
         to shareholders..................        (0.26)        (0.64)   (2.01)   (1.96)   (0.83)   (0.68)
                                                 ------        ------   ------   ------   ------   ------
   Net asset value, end of period.........       $ 7.04        $ 6.41   $ 7.56   $11.08   $10.70   $ 8.59
                                                 ======        ======   ======   ======   ======   ======
   Market value, end of period............       $ 6.63        $ 6.50   $ 7.81   $11.56   $12.00   $ 9.13
                                                 ======        ======   ======   ======   ======   ======
---------------------------------------------------------------------------------------------------------
Total market value return(1)..............      - 11.86%(2)    - 3.57%  - 15.90%  13.20%   42.32%   15.97%
                                                 ======        ======   =======   ======   ======   ======
Total net asset value return(1)...........        14.03%(2)    - 7.39%  - 13.77%  22.44%   33.32%   12.12%
                                                 ======        ======   =======   ======   ======   ======
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
   Net assets, end of period (in
     millions)............................       $ 21.3        $ 19.3   $ 22.2   $ 32.1   $ 30.8   $ 24.6
                                                 ------        ------   ------   ------   ------   ------
   Ratios of expenses to average net
     assets (before expense reduction)....         1.70%(3)      1.66%    1.52%    1.42%    1.45%    1.73%
                                                 ======        ======   ======   ======   ======   ======
   Ratios of expenses to average net
     assets (net of expense reduction)....         1.70%(3)      1.58%    1.51%    1.42%    1.45%    1.73%
                                                 ======        ======   ======   ======   ======   ======
   Ratio of net investment income to
     average net assets (before expense
     reduction)...........................         7.39%(3)      8.31%    6.89%    6.07%    7.34%    7.67%
                                                 ======        ======   ======   ======   ======   ======
   Ratio of net investment income to
     average net assets (net of expense
     reduction)...........................         7.39%(3)      8.39%    6.90%    6.07%    7.34%    7.67%
                                                 ======        ======   ======   ======   ======   ======
   Portfolio turnover rate................        22.42%(2)     56.88%   88.32%   53.76%   30.45%   37.75%
                                                 ======        ======   ======   ======   ======   ======

-------------------

(1) Total market value return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.

(2) Not annualized.

(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on June 21, 1988 and is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.65% of the average daily net assets of the Fund (approximately 0.65% on an annual basis). For the six months ended June 30, 2000, the Fund incurred $62,672 in advisory fees.

    Administration Fees: The Chase Manhattan Bank N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), serves as the Fund's administrator pursuant to an Administration agreement (the "Agreement") with Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. (the "Funds"). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Funds' tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Funds' Board of Directors. For the services provided the Funds, the Administrator receives a monthly fee at the annual rate of 0.08% on the first $500 millions of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount. For the six months ended June 30, 2000, the Fund incurred $25,587 in administration fees.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 2000, fees and related expenses accrued for non-affiliated directors totaled $16,789.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2000 totaled $4,393,232 and $4,489,015, respectively.

    At June 30, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost.............................................  $22,160,121
                                                                 -----------
    Gross unrealized appreciation..............................  $ 1,338,442
    Gross unrealized depreciation..............................  $(1,935,293)
                                                                 -----------
    Net unrealized depreciation................................  $  (596,851)
                                                                 ===========

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. CAPITAL STOCK AND DISTRIBUTION REINVESTMENT

    At June 30, 2000, the Fund has one class of common stock, par value $0.01 per share, of which 50 million shares are authorized and 3,024,603 shares are outstanding.

    Distributions during the six months ended June 30, 2000 resulted in 12,306 shares being issued at an average price of $6.71 through the dividend reinvestment plan.

    Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank, ("Chase") as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the "Plan") shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent, in whole or fractional shares of the Fund.

NOTE 5. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                    NET REALIZED AND        NET INCREASE/
                                                                       UNREALIZED         (DECREASE) IN NET
                         TOTAL INVESTMENT      NET INVESTMENT        GAIN/(LOSS) ON        ASSETS RESULTING        NET ASSETS AT
QUARTERLY PERIOD              INCOME               INCOME              INVESTMENT          FROM OPERATIONS         END OF PERIOD
----------------------  ------------------   ------------------   --------------------   --------------------      -------------
                                      PER                  PER                   PER                    PER                   PER
FISCAL 2000               AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT     SHARE
-----------               ------     -----     ------     -----     ------      -----      ------      -----      ------     -----
March 31..............  $  404,033   $0.13   $  319,187   $0.11   $  (123,916)  $(0.05)  $   195,271   $ 0.06   $19,145,510  $6.34
June 30...............     505,465    0.17      419,931    0.13     2,070,616     0.70     2,490,547     0.83    21,283,777   7.04
                        ----------   -----   ----------   -----   -----------   ------   -----------   ------
                        $  909,498   $0.30   $  739,118   $0.24   $ 1,946,700   $ 0.65   $ 2,685,818   $ 0.89
                        ==========   =====   ==========   =====   ===========   ======   ===========   ======

                                      PER                  PER                   PER                    PER                    PER
FISCAL 1999               AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT      SHARE
-----------               ------     -----     ------     -----     ------      -----      ------      -----      ------      -----
March 31..............  $  540,840   $0.18   $  449,816   $0.15    (1,593,152)  $(0.52)  $(1,143,336)  $(0.37)   $21,000,169  $7.02
June 30...............     500,803    0.17      426,575    0.14     1,934,118     0.65     2,360,693     0.79     22,903,661   7.64
September 30..........     513,565    0.17      429,634    0.15    (2,313,954)   (0.78)   (1,884,320)   (0.63)    20,562,066   6.84
December 31...........     584,176    0.19      493,755    0.16    (1,415,794)   (0.46)     (922,039)   (0.30)    19,300,990   6.41
                        ----------   -----   ----------   -----   -----------   ------   -----------   ------
                        $2,139,384   $0.71   $1,799,780   $0.60   $(3,388,782)  $(1.11)  $(1,589,002)  $(0.51)
                        ==========   =====   ==========   =====   ===========   ======   ===========   ======

                                      PER                  PER                   PER                    PER                   PER
FISCAL 1998               AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT     SHARE
-----------               ------     -----     ------     -----     ------      -----      ------      -----      ------     -----
September 30..........  $  575,338   $0.20   $  464,942   $0.16   $(2,534,416)  $(0.86)  $(2,069,474)  $(0.70)   $27,526,085 $9.37
December 31...........     597,425    0.20      479,894    0.16    (1,393,612)   (0.47)     (913,718)   (0.31)    22,244,049  7.56
                        ----------   -----   ----------   -----   -----------   ------   -----------   ------
                        $1,172,763   $0.40   $  944,836   $0.32   $(3,928,028)  $(1.33)  $(2,983,192)  $(1.01)
                        ==========   =====   ==========   =====   ===========   ======   ===========   ======


                             -------------------

                         AVERAGE ANNUAL TOTAL RETURNS*
                         (PERIODS ENDED JUNE 30, 2000)

                         ONE YEAR    FIVE YEARS   TEN YEARS
                        ----------   ----------   ----------
                           0.01%       9.94%        12.70%

-------------------
* Based on net asset value.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                                 PROXY RESULTS

    During the six month period ended June 30, 2000, Cohen & Steers Realty Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2000. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------
                                                            SHARES VOTED      SHARES VOTED
                                                                 FOR       AUTHORITY WITHHELD
---------------------------------------------------------------------------------------------
1. To elect Directors
   George Grossman                                            2,558,638           47,908
   Robert H. Steers                                           2,559,185           47,361
---------------------------------------------------------------------------------------------

                                             SHARES VOTED   SHARES VOTED      SHARES VOTED
                                                  FOR         AGAINST           ABSTAIN
---------------------------------------------------------------------------------------------
2. To ratify PricewaterhouseCoopers LLP as
   the Fund's certified public accountantant   2,567,230        21,560         17,756
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                              Chase Global Funds Services Co.
                                       73 Tremont Street
 George Grossman                       Boston, Massachusetts 02108
 Director                              (800) 437-9912

 Jeffrey H. Lynford
 Director                              CUSTODIAN
                                       The Chase Manhattan Bank, N.A.
 Willard H. Smith, Jr.                 One Chase Manhattan Plaza
 Director                              New York, New York 10081

 Elizabeth O. Reagan                   LEGAL COUNSEL
 Vice President                        Simpson Thacher & Bartlett
                                       425 Lexington Avenue
 Adam Derechin                         New York, NY 10117
 Vice President and Assistant
 Treasurer
                                       American Stock Exchange Symbol: RIF
 Lawrence B. Stoller                   Website: www.cohenandsteers.com
 Assistant Secretary

                                       This report is for shareholder
                                       information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is,
                                       of course, no guarantee of future results and your
                                       investment may be worth more or less
                                       at the time you sell.

--------------------------------------------------------------------------------
                                       15



                           STATEMENT OF DIFFERENCES


The division sign shall be expressed as...................................[div]